FAIR VALUE MEASUREMENT (Tables)	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT
Financial assets and liabilities measured at fair value within the fair value hierarchy
	Total	Level 1		Level 2		Level 3
Financial assets:
Cash equivalents and short-term investments	$7,645	$—		$7,645	(i)	$—
Available-for-sale securities	145,411	142,490	(ii)	2,921	(iii)	—
Trade receivables	75,899	—		75,899	(iv)	—

	$228,955	$142,490		$86,465		$—

Financial liabilities:
Fair value of derivative financial instruments(iii)	$4,404	$—		$4,404		$—

  (i)
  Fair value approximates the carrying value due to short-term nature.

  (ii)
  Recorded at fair value using quoted market prices.

  (iii)
  Recorded at fair value based on broker-dealer quotations.

  (iv)
  Trade receivables from provisional invoices for concentrate sales are included within Level 2 as they are valued using quoted forward rates derived from observable market data based on the month of expected settlement.